POWER OF ATTORNEY

	KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby:

(i)	revokes all powers of attorney previously executed by the undersigned appointing any officer or employee of Entravision Communications Corporation, a Delaware corporation ("Entravision") as the undersigned's attorney in fact and agent; and

(ii)	constitutes and appoints each of Mark A. Boelke, Jeffrey DeMartino and
Marissa de la Rosa, the General Counsel and Deputy General Counsels, respectively, of Entravision, as the undersigned's attorney in fact and agent, with full power of substitution, for the undersigned in any and all capacities, to do the following as fully to all intents and purposes as the undersigned might or could do in person:

(a)	prepare, execute and file with the U.S. Securities and Exchange Commission
(the "SEC") any Form ID application for EDGAR access ("Form ID"), or Form 3,
Form 4 or Form 5 (pursuant to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), to disclose transactions in Entravision's securities resulting in a change in the undersigned's beneficial ownership of such securities; and

(b)	prepare, execute and file with the SEC any and all amendments to such Form
ID or Forms 3, 4 or 5 as such attorney in fact may deem necessary or advisable in his or her sole discretion.

	The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is
Entravision assuming, any of the undersigned's responsibilities to comply with
Section 16 of the Exchange Act.

	This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 or 5 with respect to the undersigned's holdings of and transactions in securities issued by Entravision, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

	This power of attorney has been duly executed below by the following individual and on the date indicated below.


				/s/ Lara Sweet
				Lara Sweet


				October 24, 2023
				Date